Exhibit 99

Jason Industries Announces Preferred Stock Exchange

MILWAUKEE, WI, January 23, 2018 -- Jason Industries, Inc. (NASDAQ:JASN, JASNW) (the "Company" or "Jason") today announced the completion of an exchange transaction in which the Company entered into Preferred Stock Exchange Agreements (the “Agreements”) with certain holders of its 8.0% Series A Convertible Perpetual Preferred Stock (the “Preferred Stock”). In connection with the Agreements, the Company exchanged 1,395,640 shares of the Company’s common stock for 12,136 shares of Preferred Stock.
The shares of Preferred Stock exchanged with the Company under the Agreements had an aggregate liquidation preference of $12,136,000, representing 24.4% of the Company’s outstanding Preferred Stock. With the completion of the exchange transaction, the Company has 27,362,021 common shares issued and outstanding, and 37,529 shares of Preferred Stock outstanding.
“We are pleased to complete this exchange transaction with a number of our preferred shareholders, which takes another step toward reducing our capital structure complexity. Simplification will continue to be a core tenet throughout our organization and we look forward to ongoing execution of projects in all aspects of our business,” said Brian Kobylinski, chief executive officer of Jason.
About Jason Industries, Inc.
The Company is the parent company to a global family of manufacturing leaders within the finishing, components, seating, and automotive acoustics markets, including Osborn (Richmond, Ind. and Burgwald, Germany), Metalex (Libertyville, Ill.), Milsco (Milwaukee, Wis.), and Janesville Acoustics (Southfield, Mich.). Headquartered in Milwaukee, Wis., Jason employs more than 4,200 people in 13 countries.
Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “guidance,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the Company’s businesses are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. Such factors include, but are not limited to, the level of demand for the Company’s products; competition in the Company’s markets; the Company’s ability to grow and manage growth profitably; the Company’s ability to access additional capital; changes in applicable laws or regulations; the Company’s ability to attract and retain qualified personnel; the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; and other risks and uncertainties identified in the Company’s most recent Annual Report on Form 10-K, as such may be amended or supplemented by subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission.

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual results and cause them to differ materially from those anticipated in the forward-looking statements.

Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contact Information:
Investors: Rachel Zabkowicz
414.277.2007
investors@jasoninc.com